Loss Per Share	12 Months Ended
Dec. 31, 2024
Loss Per Share [Abstract]
Loss per share

25. Loss per share

Loss per share	2024	2023	2022
Loss attributable to owners of the Company	(8,457,748)	(4,306,260)	(27,778,443)
Weighted average number of shares outstanding	2,832,299	491,258	45,536
Basic and diluted loss per share	(2.99)	(8.77)	(610.03)

Loss per share for continuing operations	2024	2023	2022
Loss attributable to owners of the Company	(8,457,748)	(8,091,307)	(19,530,516)
Weighted average number of shares outstanding	2,832,299	491,258	45,536
Basic and diluted loss per share	(2.99)	(16.47)	(428.90)

For the years ended December 31, 2024, and 2023 basic and diluted loss per share is based on the weighted average number of shares issued and outstanding and excludes shares to be issued under the Stock Option Plans (Note 16) as they would be anti-dilutive. As of December 31, 2024, the Company had 1,176,084 options outstanding under its stock option plans. The average number of options outstanding between January 1, 2024, and December 31, 2024, was 451,555 (41,803 for the period between January 1, 2023, and December 31, 2023). As of December 31, 2024, the Company had warrants to purchase up to 16,445,116 of its common shares issued and outstanding (as of December 31, 2023, the Company had warrants to purchase up to 759,167 common shares). The purchase price for the acquisition of Trasir Therapeutics Inc. (“Trasir”) in June 2021, includes a share-based payment of $1,500,000 contingent on the occurrence of positive results from a future non-clinical study. The number of common shares due will be calculated based on the average closing price of the common shares on the 15 trading days preceding the occurrence of the positive results from the study.